                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                       Date of Report:  February 26, 1997


===============================================================================

 Exact Name of Registrant                 Commission        I.R.S. Employer
as Specified in Its Charter               File Number      Identification No.
---------------------------               -----------      ------------------

Hawaiian Electric Industries, Inc.           1-8503           99-0208097

===============================================================================



                                 State of Hawaii
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
        ----------------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (808) 543-5662


                                      None
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


===============================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

HEI Exhibit 13    Pages 25 to 62 of HEI's 1996 Annual Report to Stockholders





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HAWAIIAN ELECTRIC INDUSTRIES, INC.
                                              (Registrant)



                                       /s/ Robert F. Mougeot
                                    -----------------------------------
                                    Robert F. Mougeot
                                    Financial Vice President and
                                        Chief Financial Officer
                                    (Principal Financial Officer of HEI)

                                    Date:  February 26, 1997

                                       2